UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021

LEGATO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39906	85-1783294
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	LEGOU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LEGO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LEGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 14, 2021, Legato Merger Corp. (“Legato”) held a special meeting of stockholders (“Meeting”), which was called to approve the proposal relating to the entry into and consummation of the Agreement and Plan of Merger, dated as of May 24, 2021 (the “Merger Agreement”), by and among Legato, Algoma Steel Group Inc. (formerly known as 1295908 B.C. Ltd.), a corporation organized under the laws of the Province of British Columbia (“Algoma”), and Algoma Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Algoma (“Merger Sub”). An aggregate of 22,428,133 shares of Legato’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of August 18, 2021, were represented in person or by proxy at the Meeting.

Legato’s stockholders voted on the following proposal at the Meeting, which was approved:

(1) Proposal No. 1 — The Merger Proposal — to consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated therein, pursuant to which Merger Sub will merge with and into Legato, with Legato surviving as a wholly-owned subsidiary of Algoma, and with the securityholders of Legato becoming securityholders of Algoma (the “Merger”). The following is a tabulation of the votes with respect to this proposal, which was approved by Legato’s stockholders:

For	Against	Abstain	Broker Non-Votes
20,669,963	1,756,665	1,505	0

Prior to the Meeting, holders of an aggregate of 716 shares of Legato’s common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10 per share, or an aggregate of approximately $7,160.

Item 7.01 Regulation FD Disclosure.

On October 14, 2021, Legato issued a press release announcing the results of the Meeting. The press release is attached hereto as Exhibit 99.1.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2021	LEGATO MERGER CORP.

	By:	/s/ David D. Sgro
David D. Sgro
Chief Executive Officer

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